UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 3, 2021
(December 2, 2021)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.
PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Public Service Company of New Mexico
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-06986
IRS Employer Identification No. - 85-0019030
____________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

PNM $150 million of SUNs

As previously disclosed on September 23, 2021, Public Service Company of New Mexico (“PNM”), a wholly-owned utility subsidiary of PNM Resources, Inc. (“PNMR”), entered into a Note Purchase Agreement, dated September 23, 2021 (the “PNM Note Purchase Agreement”), for the sale of $150 million aggregate principal amount of senior unsecured notes to be issued on or before December 30, 2021. On December 2, 2021, PNM issued an aggregate of $150.0 million in senior unsecured notes to institutional investors pursuant to the Note Purchase Agreement in the following series and denominations: (i) $50.0 million aggregate principal amount of its 2.29% Senior Unsecured Notes, Series A, due December 30, 2031, and (ii) $100.0 million aggregate principal amount of its 2.97% Senior Unsecured Notes, Series B, due December 30, 2041 (the “PNM 2021 SUNs”). The PNM 2021 SUNs were sold in a private placement transaction in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). Interest on the PNM 2021 SUNs is payable semiannually on June 30 and December 30 of each year, commencing on June 30, 2022.

PNM will use the gross proceeds from the PNM 2021 SUNs for funding of capital expenditures, including funding for the purchase of the Western Spirit transmission line, refinancing of existing short-term debt, and general corporate purposes.

The terms of the PNM Note Purchase Agreement, which continue to apply so long as any of the PNM 2021 SUNs are outstanding, include customary covenants, including a covenant that requires PNM to maintain a debt-to-capitalization ratio of less than or equal to 65%, customary events of default, including a cross-default provision, and covenants regarding parity of financial covenants, liens and guarantees with respect to PNM’s material credit facilities. In the event of a change of control (as defined in the PNM Note Purchase Agreement, which definition would not include the pending merger between PNMR and Avangrid, Inc.), PNM will be required to offer to prepay the PNM 2021 SUNs at par. PNM has the right to redeem any or all of the PNM 2021 SUNs prior to their maturities, subject to payment of a customary make-whole premium.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
(Registrants)

Date: December 3, 2021	/s/ Henry E. Monroy
Henry E. Monroy
Vice President and Corporate Controller
(Officer duly authorized to sign this report)